VOYA INVESTORS TRUST
VY® CBRE Real Estate Portfolio
(the “Portfolio”)
Supplement dated December 5, 2025
to the Portfolio’s Class ADV, Class I, Class S, and Class S2 Shares’
Summary Prospectus and Prospectus,
each dated May 1, 2025, as supplemented
(together, the “Prospectuses”)
On November 13, 2025, the Board of Trustees of Voya Investors Trust approved the following changes with respect to the Portfolio, effective on or about January 21, 2026: (i) the removal of CBRE Investment Management Listed Real Assets, LLC (“CBRE”) as a sub-adviser to the Portfolio; (ii) the appointment of Columbia Management Investment Advisers, LLC. (“Columbia”) as a sub-adviser to the Portfolio; (iii) changes to the Portfolio’s principal investment strategies and portfolio managers; (iv) changing the Portfolio’s name to “VY® Columbia Real Estate Portfolio”; and (v) changes to the management fee schedule, expense limitation agreement, and sub-advisory fee schedule.
Effective on or about January 21, 2026, the Prospectuses are revised as follows:
1.All references to “VY® CBRE Real Estate Portfolio” are hereby deleted in their entirety and replaced with “VY® Columbia Real Estate Portfolio”.
2.All references to CBRE are deleted in their entirety.
3.All references to Jonathan D. Miniman, CFA, Joseph P. Smith, CFA, and Kenneth S. Weinberg, CFA as portfolio managers for the Portfolio are hereby deleted in their entirety.
4.The section of the Prospectuses entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to companies that are principally engaged in the real estate industry (“Real Estate Companies”). For purposes of this 80% policy, a company is principally engaged in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. For purposes of this 80% policy, companies principally engaged in the real estate industry may include, without limitation, real estate investment trusts (“REITs”), master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The sub-adviser (the “Sub-Adviser”) may invest in companies of any market capitalization.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio also invests in derivative instruments including, contracts for differences (“CFDs”), which are a type of swap arrangement, to obtain long and short exposures to Real
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Estate Companies. The Sub-Adviser uses CFDs to express its view of relative value between Real Estate Companies operating in the same part of the real estate market. Specifically, the Sub- Adviser uses CFDs to extend the Portfolio’s long position in holdings of which it has a favorable view and enters into short positions in Real Estate Companies of which it has a less favorable view. CFDs create leverage, which may exaggerate increases or decreases in the value of the Portfolio’s overall portfolio. Through investment in CFDs, the Portfolio generally expects exposures of approximately 30% (but normally not more than 35%) of the Portfolio’s net assets in short positions and approximately 130% (but normally not more than 135%) of the Portfolio’s net assets in long positions. The Sub-Adviser generally seeks to maintain CFD long and short exposures for the Portfolio that are approximately balanced. The Portfolio takes long and short positions in equity REITs, mortgage REITs and hybrid REITs.
The Sub-Adviser uses fundamental analysis to identify investment opportunities and risks, and in constructing the Portfolio’s portfolio, including the Portfolio’s long and short positions through CFDs.
The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
The Portfolio’s investment strategy may involve the frequent trading of portfolio securities. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
5.The section of the Prospectuses entitled “Principal Risks” is revised to: (i) delete “Convertible Securities”, “Environmental, Social, and Governance (Equity)”, “Initial Public Offerings”, “Investment Model”, “Restricted Securities”, risks; and (ii) add the following risks:
Changing Distribution Level Risk. The Portfolio normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Portfolio will vary and generally depend on the amount of income the Portfolio earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Portfolio’s income or net capital gains arising from its investments may reduce its distribution level.
Counterparty: The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. The Portfolio may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Portfolio enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Portfolio’s NAV to fluctuate. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
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Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Portfolio losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Portfolio. The Portfolio may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position.
Contracts for differences (CFDs). are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk.
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. In addition, This increases the risk that a change in the value of any one investment held by the Portfolio could affect the overall value of the Portfolio more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Portfolio’s value will likely be more volatile than the value of a more diversified fund.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests. The value of interests in a REIT may be affected by, among other
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factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non- U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Portfolio may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Short Sales: Short sales involve selling a security the Portfolio does not own with the hope of purchasing the same security at a later date at a lower price. When the Portfolio sells a security short and the price of that security rises, the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow the security. Short sales create leverage which may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not engage in short sales.
Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss, and the potential loss may be greater for this type of short sale than for a short sale “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A short sale “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.
6.A second paragraph in the section of the Prospectuses entitled “Performance Information” in the Portfolio’s Summary Section has been added with the following:
The Portfolio’s performance prior to January 26, 2026 reflects returns achieved by a different sub-adviser and pursuant to different principal investment strategies. If the Portfolio’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
7.The section of the Prospectuses entitled “Portfolio Management” is deleted in its entirety and replaced with the following:
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Investment Adviser
Voya Investments, LLC
Sub-Adviser
Columbia Management Investment Advisers, LLC.
Portfolio Managers
Sander Bunck	Alban Lhonneur
Portfolio Manager (since 01/26)	Lead Portfolio Manager (since 01/26)
Daniel Winterbottom, CFA
Portfolio Manager (since 01/26)
8.The sub-section of the Prospectus entitled “More Information About the Portfolios – Additional Information About the Principal Risks” is amended to include the following risk:
Changing Distribution Level Risk. The Portfolio normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Portfolio will vary and generally depend on the amount of income the Portfolio earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Portfolio’s income or net capital gains arising from its investments may reduce its distribution level.
Counterparty: The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. The Portfolio may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Portfolio enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Portfolio’s NAV to fluctuate. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Swaps Risk. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Portfolio losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage
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such that a relatively small price movement in a swap may result in immediate and substantial losses to the Portfolio. The Portfolio may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position.
Contracts for differences (CFDs). are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Risk.
Short Sales: Short sales involve selling a security the Portfolio does not own with the hope of purchasing the same security at a later date at a lower price. When the Portfolio sells a security short and the price of that security rises, the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow the security. Short sales create leverage which may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not engage in short sales.
Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss, and the potential loss may be greater for this type of short sale than for a short sale “against the box.” A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A short sale “against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.
9.The sub-section of the Prospectus entitled “Management of the Portfolios – Sub-Advisers – is amended to include the following:
Columbia Management Investment Advisers, LLC
Columbia Management Investment Advisers, LLC (“CMIA” or the “Sub-Adviser”) is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. CMIA’s management experience covers all major asset classes, including equity securities, debt instruments, and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, ETFs, and closed-end funds, CMIA acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, and financial intermediaries. CMIA’s principal business address is 290 Congress Street, Boston, MA 02210.
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CMIA and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time, CMIA may engage its Participating Affiliates to provide a variety of services, such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts, including VY® Columbia Real Estate Portfolio. These Participating Affiliates will provide services to VY® Columbia Real Estate Portfolio and other accounts of CMIA either pursuant to sub-advisory agreements, delegation agreements, personnel-sharing agreements or similar inter-company or other arrangements or relationships and VY® Columbia Real Estate Portfolio will pay no additional fees and expenses as a result of any such arrangements or relationships. These Participating Affiliates, like CMIA, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
10.The table in the sub-section of the Prospectus entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – Individual Portfolio Managers” is amended to add the following:
Portfolio Manager	Investment Adviser	Portfolio			Recent Professional
	or Sub-Adviser				Experience
Sander Bunck	CMIA	VY®	Columbia	Real	Mr. Bunck, Portfolio
		Estate Portfolio			Manager, re-joined the
property team in
March 2023 as senior
analyst and assistant
fund manager
focusing on EU and
U.S. Strategies. He
was a director and
headed the real estate
equity research team
at Barclays from 2017
to 2023. Prior to that,
he worked as an
equity analyst in the
Thames River team
responsible for the
European markets.
Sander started his
career at LaSalle
Investment
Management, where
he was an equity
analyst in the Listed
Real Estate Securities
team for four years.
Alban Lhonneur	CMIA	VY®	Columbia	Real	Mr. Lhonneur, Lead
		Estate Portfolio			Portfolio Manager, is
the lead fund manager
of the CT Real Estate
Equity Market Neutral
Fund and co-manager
of the CT Global Real
Estate Securities Fund,
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CT Property Growth
& Income Fund, the
Columbia Real Estate
Equity Fund and a
number of segregated
accounts. Mr.
Lhonneur joined
Columbia
Threadneedle through
the acquisition of
BMO GAM (EMEA)
in 2021, having been
with BMO since July
2008.
Daniel Winterbottom,	CMIA	VY® Columbia Real	Mr. Winterbottom,
CFA		Estate Portfolio	Portfolio Manager,
and is Chief Operating
Officer, co-manager of
CT Global Real Estate
Securities Fund, the
Columbia Real Estate
Equity Fund and a
number of segregated
accounts. Mr.
Winterbottom was
appointed Chief
Operating Officer –
Thames River Capital
in 2025, taking on
additional operational
management
responsibilities across
the range of TRC
funds. Mr.
Winterbottom joined
Columbia
Threadneedle through
the acquisition of
BMO GAM (EMEA)
in 2021, having
previously been with
BMO since July 2015,
with a focus on global
real estate securities
and portfolio analysis.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED DECEMBER 2, 2025.
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VOYA INVESTORS TRUST
VY® CBRE Real Estate Portfolio
(the “Portfolio”)
Supplement dated December 5, 2025
to the Portfolio’s Class ADV, Class I, Class S, and Class S2 Shares’
Statement of Additional Information dated May 1, 2025, as supplemented (the “SAI”)
On November 13, 2025, the Board of Trustees of Voya Investors Trust approved the following changes with respect to the Portfolio, effective on or about January 21, 2026: (i) the removal of CBRE Investment Management Listed Real Assets, LLC (“CBRE”) as a sub-adviser to the Portfolio; (ii) the appointment of Columbia Management Investment Advisers, LLC. (“Columbia”) as a sub-adviser to the Portfolio; (iii) changes to the Portfolio’s principal investment strategies and portfolio managers; (iv) changing the Portfolio’s name to “VY® Columbia Real Estate Portfolio”; and (v) changes to the management fee schedule, expense limitation agreement, and sub-advisory fee schedule.
Effective on or about January 21, 2026, the SAI is revised as follows:
1.	All references to “VY® CBRE Real Estate Portfolio” are hereby deleted in their entirety and replaced with “VY® Columbia Real Estate Portfolio”.

2.	All references to CBRE are deleted in their entirety.

3.	All references to Jonathan D. Miniman, CFA, Joseph P. Smith, CFA, and Kenneth S.
Weinberg, CFA as portfolio managers for the Portfolio are hereby deleted in their entirety.

4.	The line items with respect to the Portfolio in the table in the sub-section of the SAI entitled
“History of the Company” are hereby deleted in their entirety and replaced with the following:

	Portfolio	Former Name	Date of Change
	VY® Columbia Real Estate	VY® CBRE Real Estate	January 21, 2026
	Portfolio	Portfolio
		VY® Clarion Real Estate	May 1, 2022
Portfolio

5.	The line items with respect to the Portfolio in the table in the sub-section of the SAI entitled
“Investment Adviser – Management Fee” is deleted and replaced with the following:

	Portfolio	Management Fee
	VY® Columbia Real	0.750% on the first $250 million of the Portfolio’s average daily
	Estate Portfolio	net assets; and
0.700% of the Portfolio’s average daily net assets thereafter

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6.	The line item with respect to the Portfolio in the table in the sub-section of the SAI entitled
“Sub-Advisers – Sub-Advisory Fees” are deleted and replaced with the following:

	Portfolio		Sub-Adviser		Annual Sub-Advisory Fee
	VY® Columbia Real Estate		CMIA		0.330% on the first $250
	Portfolio				million of the Portfolio’s
combined average daily net
assets; and
0.290% of the Portfolio’s
combined average daily net
assets thereafter

7.	The sub-section in the SAI entitled “Sub-Adviser – Portfolio Management – VY® Columbia
Real Estate Portfolio” is amended to include the following:

		Registered Investment		Other Pooled Investment		Other Accounts
		Companies			Vehicles
Portfolio	Portfolio(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Manager		of		of		of
		Accounts		Accounts		Accounts
Sander Bunck1	VY® Columbia	0	$0	0	$0	0	$0
Real Estate
Portfolio
Alban	VY® Columbia	1	$1,501,000,000	8	$1,324,000,000	0	$0
Lhonneur1,2	Real Estate
Portfolio
Daniel	VY® Columbia	0	$0	53	$796,000,000	0	$0
Winterbottom,	Real Estate
CFA1	Portfolio
1.As of September 30, 2025.
2.Four of these accounts with total assets of $1,907,000,000 have performance-based advisory fees.
3.Two of these accounts with total assets of $391,000,000 have performance-based advisory fees.
8.The sub-section of the SAI entitled “Portfolio Management – Potential Material Conflicts of Interest” is amended to include the following:
CMIA
Like other investment professionals with multiple clients, a Portfolio’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. CMIA has adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as CMIA’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
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Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When CMIA determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a Portfolio may not be able to invest in privately- placed securities in which other accounts advised by CMIA using a similar style, including performance fee accounts, are able to invest, even when CMIA believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, including for investments in CMIA’s hedge funds, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by CMIA.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for a Portfolio. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Portfolio and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Portfolio and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. CMIA and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically CMIA does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by CMIA. Similarly, a Participating Affiliate typically does not coordinate trading activities with CMIA with respect to accounts of CMIA unless CMIA is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that CMIA and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by a Portfolio on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for CMIA’s accounts (including a Portfolio) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to a Portfolio may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Portfolio performance.
“Cross trades,” in which a portfolio manager sells a particular security held by a Portfolio to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third par ty would pay. CMIA has adopted compliance procedures that provide that any transactions between a
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Portfolio and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Portfolio, even though it could have been bought or sold for a Portfolio at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including a Portfolio.
A Portfolio’s portfolio manager(s) also may have other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could exist in managing a Portfolio and other accounts. Many of the potential conflicts of interest to which CMIA’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of CMIA and its affiliates.
In addition, a portfolio manager’s responsibilities may include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/ her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
9.The sub-section of the SAI entitled “Portfolio Management – Compensation” is amended to include the following:
CMIA
Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by CMIA (“CMIA Funds”), in most cases including the CMIA Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the CMIA annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which
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the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to CMIA’s controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by CMIA. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the CMIA Funds and other accounts they manage. The value of the deferral account is based on the performance of CMIA Funds. Employees have the option of selecting from various CMIA Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the CMIA Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
10.The table in the section of the SAI entitled “Portfolio Management – Ownership of Securities” amended to include the following:
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Portfolio Manager	Investment Adviser or	Portfolio(s) Managed	Dollar Range of Shares
	Sub-Adviser	by the Portfolio	Owned
Manager
Sander Bunck1	CMIA	VY® Columbia Real	None
Estate Portfolio
Alban Lhonneur1	CMIA	VY® Columbia Real	None
Estate Portfolio
Daniel Winterbottom,	CMIA	VY® Columbia Real	None
CFA1		Estate Portfolio
1. As of September 30,	2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED DECEMBER 2, 2025.
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